UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2016
Etsy, Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 855-7955
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
55 Washington Street, Suite 512
Brooklyn, New York 11201

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Etsy, Inc. ("Etsy") held its 2016 Annual Meeting of Stockholders on June 9, 2016.

1.	Election of Directors

Based on the voting results below, each of the Class I director nominees to the Board of Directors was elected to serve until Etsy's 2019 Annual Meeting of Stockholders and until his or her successor has been elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Jonathan D. Klein	49,527,615	24,841,038	24,196,477
Margaret M. Smyth	73,409,443	959,210	24,196,477

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Based on the voting results below, stockholders ratified the selection of PricewaterhouseCoopers LLP as Etsy’s independent registered public accounting firm for the fiscal year ending December 31, 2016. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions
97,151,577	401,173	1,012,380

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ _Jordan Breslow__________
Jordan Breslow
General Counsel & Secretary
Dated: June 14, 2016